August 1, 2024

BNY MELLON ETF TRUST

BNY Mellon Concentrated International ETF

Supplement to Current Prospectus and Summary Prospectus

Effective August 1, 2024, BNY Mellon ETF Investment Adviser, LLC has agreed to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) do not exceed 0.65% of the fund's average daily net assets (subject to certain exclusions described below). Accordingly, the following information supersedes and replaces any contrary information contained in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.80%
Expense Reimbursement**	0.15%
Total annual fund operating expenses (after expense reimbursement)	0.65%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses for the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

** The Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund's average daily net assets. Prior to March 1, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after March 1, 2026, the Adviser may terminate this expense limitation agreement at any time.

Example

1 Year	3 Years	5 Years	10 Years
$66	$224	$413	$960

In addition, effective August 1, 2024, the following replaces the third paragraph of the "Fund Details – Management – Investment Adviser in the fund's prospectus:

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective August 1, 2024, the Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund's average daily net assets. Prior to March 1, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after March 1, 2026, the Adviser may terminate this expense limitation agreement at any time.

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